Exhibit 99.1

July 6, 2010

NEWS RELEASE

EL GALLO INITIAL RESOURCE ESTIMATE

TORONTO, ONTARIO (JULY 6, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce details of an initial resource estimate for its El Gallo Project (100% owned) in Sinaloa State, Mexico. The resource estimate was prepared by Pincock, Allen and Holt (PAH) of Denver, Colorado in accordance with Canadian National Instrument 43-101 standards (NI 43-101).  The resource is based on 97,110 feet (29,600 m) of core drilling.

RESOURCE ESTIMATE HIGHLIGHTS

•                  Measured + Indicated resource totals 25.1 million ounces silver and 21,165 ounces gold within 7.4 million tonnes of material with an average grade of 3.4 opt (106 gpt) silver and 0.003 opt (0.09 gpt) gold (Table 1).

•                  Inferred resource totals 12.2 million ounces silver and 9,346 ounces of gold within 4.5 million tonnes averaging 2.7 opt (84 gpt) silver and 0.002 opt (0.06 gpt) gold (Table 1).

•                  El Gallo and surrounding projects (Magistral and Palmarito) to be included in the Preliminary Economic Assessment now total (Table 4 & 5):

•                  Measured + Indicated silver: 33.6 million ounces

•                  Inferred silver: 15.5 million ounces

•                  Measured + Indicated gold: 540,115 ounces

•                  Inferred gold: 23,282 ounces

•                  93% of the Measured + Indicated and 94% of the Inferred resource at El Gallo is located less than 325 feet (100 m) below surface.

•                  Mineralization at El Gallo remains open in several directions. Exciting exploration program ongoing (Fig 1). Updated resource due at year-end.

“When US Gold’s geologists discovered El Gallo they believed it had similar potential to Pan American’s Alamo Dorado, one of the world’s largest primary silver mines, located approximately 150 miles (240 km) north of our project. This initial resource demonstrates the projects are comparable in both size and grade. US Gold is currently carrying out an exciting exploration program that will look to further expand the resource and drill test a number of high priority regional targets. US Gold remains on schedule to deliver a Preliminary Economic Assessment by year-end, which will include an updated resource estimate,” stated Rob McEwen, Chairman and CEO.

El Gallo Resource Estimate

The El Gallo resource estimate includes two cut-off grades since two different process methods are being considered. A 1.3 opt (40 gpt) silver cut-off was used for the sulphide/oxide mineralization using a mill recovery process (Table 2) and a 0.7 opt (25 gpt) silver cut-off for the near surface oxide mineralization using a heap leaching recovery process (Table 3). Lower grade sulphide mineralization less than 1.3 opt (40 gpt) that could potentially be heap leached has been excluded from the resource until additional column testing is completed.  A conceptual open pit mining method was used for the purpose of delineating the mineralization with a reasonable prospect of economic extraction. Tonnage estimates were based on a 2.5 grams/cubic centimeter density factor. Ordinary kriging was used to interpolate silver grade and inverse distance was used to interpolate gold grade in the resource model (geostatistical methods of calculating resources). The database used to establish El Gallo’s resource is based on 97,110 feet (29,600 m) of core drilling.

El Gallo Next Steps

1)              Drilling during the second half of 2010 will continue at a similar pace as the first six months, focusing on extending known mineralization and testing peripheral targets surrounding El Gallo (Fig 1) as well as evaluating other projects in the region within US Gold’s property package.

2)              A Preliminary Economic Assessment and updated resource estimate for El Gallo will be published by year-end. The study will contemplate shipping gold and silver ore from Magistral and Palmarito to an El Gallo process facility. Both Magistral and Palmarito have NI 43-101 compliant resource estimates (Table 4 & 5).

Mr. Aaron McMahon, P.G., of PAH and Mr. John Read P.G., US Gold’s consulting geologist, will be the authors of a NI 43-101 compliant Technical Report on the Mineral Resource Estimate for the El Gallo Project, to be filed within 45 days of this news release.  Mr. McMahon is independent of US Gold as defined by NI 43-101.

ABOUT US GOLD (www.usgold.com)

US Gold is a Colorado incorporated company that explores for gold and silver. It has an exciting silver discovery in Mexico that is rapidly expanding in size and it has completed a Preliminary Economic Assessment for building a gold mine in Nevada. US Gold has a strong treasury and is debt free.  US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.2 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been reviewed and approved by Aaron McMahon, Pincock Allen & Holt and John Read, US Gold’s consulting geologist who are Qualified Persons as defined by NI 43-101, with the ability and authority to verify the authenticity and validity of the data comprising this resource estimate. All samples utilized for this resource estimate were analyzed by ALS Chemex.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

CAUTIONARY STATEMENTS FOR U.S. INVESTORS

The resource estimates contained in this news release have been prepared in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, US Gold reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

Canadian regulations permit the disclosure of resources in terms of “contained ounces”; however, the SEC only permits issuers to report “mineralized material” in tonnage and grade without reference to contained ounces. Under U.S. regulations the tonnage and grade described herein under the “measured” and “indicated” categories would be characterized as mineralized material. The disclosure herein is being made by US Gold to provide a means of comparing its project to those of other companies in the mining industry, many of which are Canadian and report pursuant to NI 43-101, and to comply with applicable disclosure requirements.

U.S. investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of the potential target mineral resources will ever be confirmed or converted into Guide 7 compliant “reserves.

For further information contact:

Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1

Global El Gallo Resource Estimate

			Average		Average
	Tonnage	Silver	Silver Grade	Gold	Gold Grade
METRIC	(‘000 tonnes)	(oz)	(g/tonne)	(oz)	(g/tonne)
Measured	4,018	14,763,242	115	12,570	0.10
Indicated	3,375	10,337,234	95	8,594	0.08
Measured + Indicated	7,393	25,100,476	106	21,165	0.09

Inferred	4,490	12,167,489	84	9,346	0.06

Table 2 - Mill Process Scenario

El Gallo Sulphide/Oxide Resource Estimate Cut-Off Grade 1.2 opt (40 gpt)

				Average		Average
	Silver Cutoff	Tonnage	Silver	Silver Grade	Gold	Gold Grade
METRIC	Grade (g/tonne)	(‘000 tonnes)	(oz)	(g/tonne)	(oz)	(g/tonne)
Measured	40	3,802	14,545,882	119.0	12,223	0.10
Indicated	40	3,106	10,065,676	100.8	7,989	0.08
Measured + Indicated	40	6,908	24,611,558	110.8	20,212	0.09

Inferred	40	3,900	11,560,497	92.2	8,777	0.07

Table 3 - Heap Leach Process Scenario

El Gallo Oxide Resource Estimate Cut-Off Grade 0.7 opt (25 gpt)

				Average		Average
	Silver Cutoff	Tonnage	Silver	Silver Grade	Gold	Gold Grade
METRIC	Grade (g/tonne)	(‘000 tonnes)	(oz)	(g/tonne)	(oz)	(g/tonne)
Measured	25	216	217,360	31.3	347.05
Indicated	25	269	271,558	31.4	605.07
Measured + Indicated	25	485	488,918	31.4	953	0.06

Inferred	25	590	606,992	32.0	569	0.03

Table 4

District Silver Resource Estimate

			Average
	Tonnage	Silver	Silver Grade
METRIC	(‘000 tonnes)	(oz)	(g/tonne)
El Gallo
Measured + Indicated	7,393	25,100,476	106
Inferred	4,490	12,167,489	84

Palmarito
Measured + Indicated	3,757	8,472,048	70.1
Inferred	1,591	3,349,242	65.5
Total Silver
Measured + Indicated		33,572,524
Inferred		15,516,731

*Magistral Resource Estimate — Pincock Allen & Holt (2009)

**Palmarito Resource Estimate — Pincock Allen & Holt (2008)

Table 5

District Gold Resource Estimate

			Average
	Tonnage	Gold	Gold Grade
METRIC	(‘000 tonnes)	(oz)	(g/tonne)
El Gallo
Measured + Indicated	7,393	21,165.09
Inferred	4,490	9,346.06

Palmarito
Measured + Indicated	3,757	16,484.14
Inferred	1,591	5,769.11

Magistral
Measured +Indicated	10,397	502,466	1.50
Inferred	223	8,167	1.14
Total Gold
Measured + Indicated		540,115
Inferred		23,282

*Magistral Resource Estimate — Pincock Allen & Holt (2009)

**Palmarito Resource Estimate — Pincock Allen & Holt (2008)

Figure 1

El Gallo - Drill Targets to Extend Known Mineralization

July, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
Priority Drill Target
North Zone
Main Zone
Southwest Zone
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100
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0
300
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